Exhibit 99.1

Dell Technologies Delivers Second Quarter Fiscal 2027 Financial Results

ROUND ROCK, Texas — Sept. 1, 2026 — Dell Technologies (NYSE: DELL) announces financial results for its fiscal 2027 second quarter and provides guidance for its fiscal 2027 third quarter and full year.

Second-Quarter Summary
•Record revenue of $47.0 billion, up 58% year over year
•Record diluted earnings per share (EPS) of $6.34, up 273% year over year, and record non-GAAP diluted EPS of $7.04, up 203%
•Cash flow from operations of $2.2 billion
•Full-year FY27 revenue guidance of $192.0 billion, up 69% year over year
•Full-year FY27 EPS guidance of $24.37 and non-GAAP EPS guidance of $25.50, up 181% and 148% year over year, respectively

“IT environments have shifted from cost centers to value drivers that fuel growth and competitive advantage, and customers are investing accordingly – creating opportunity across our portfolio,” said Jeff Clarke, vice chairman and chief operating officer, Dell Technologies. “That’s clearest in our AI server business where we booked a record $60.9 billion in orders, recognized a record $16.4 billion in revenue and exited the quarter with a record $95 billion backlog. We’re seeing broader revenue growth as well, with traditional servers and networking up 122%, storage up 26% and our client solutions up 20% year over year. Our second quarter results underscore the compounding benefits of our competitive advantages, the breadth of our portfolio and the strength of our operating model.”

“In our second quarter, we delivered record revenue of $47 billion, record EPS and a record $4.3 billion returned to shareholders,” said David Kennedy, chief financial officer, Dell Technologies. “Our advantages reinforce one another, and throughout the quarter we used these strengths to drive growth, share gains, profitability and cash generation. With AI momentum accelerating and our opportunity expanding across the portfolio, we’re raising our full-year FY27 revenue outlook by $25 billion to $192 billion, up nearly 70% year over year.”

Infrastructure Solutions Group (ISG)
•Record revenue: $31.8 billion, up 89% year over year
•Record AI-Optimized Servers revenue: $16.4 billion, up 100% year over year
•Record Traditional Servers and Networking revenue: $10.5 billion, up 122% year over year
•Record second-quarter Storage revenue: $4.9 billion, up 26% year over year
•Record operating income: $4.8 billion, up 225% year over year

Client Solutions Group (CSG)
•Revenue: $15.0 billion, up 20% year over year
•Record Commercial Client revenue: $13.2 billion, up 22% year over year
•Consumer revenue: $1.8 billion, up 7% year over year

•Operating income: $1.1 billion, up 42% year over year

Capital Return
Dell Technologies returned a record $4.3 billion to shareholders in the second quarter through share repurchases and dividends.

Additionally, on Sept. 1 the company’s board of directors declared a quarterly cash dividend of $0.63 per common share, which will be payable on Oct. 30 to shareholders of record as of Oct. 20.

Guidance Summary
(in billions, except percentages and per share amounts)

Third-Quarter Guidance

	Q3FY27 (% Y/Y)
Revenue	$49.0	81%
GAAP diluted EPS	$6.10	168%
Non-GAAP diluted EPS	$6.50	151%

Full-Year Guidance

	FY27 Previous	FY27 Updated (% Y/Y)
Revenue	$167.0	$192.0	69%
AI-Optimized Servers revenue	$60.0	$74.0	200%
GAAP diluted EPS	$17.31	$24.37	181%
Non-GAAP diluted EPS	$17.90	$25.50	148%

Second Quarter Fiscal 2027 Financial Results

	Three Months Ended			Six Months Ended
	July 31, 2026	August 1, 2025	Change	July 31, 2026	August 1, 2025	Change

	(in millions, except per share amounts and percentages; unaudited)
Net revenue	$46,971	$29,776	58%	$90,813	$53,154	71%
Operating income	$5,385	$1,773	204%	$9,041	$2,938	208%
Net income	$4,133	$1,164	255%	$7,571	$2,129	256%
Change in cash from operating activities	$2,225	$2,543	(13)%	$6,306	$5,339	18%
Earnings per share — diluted	$6.34	$1.70	273%	$11.58	$3.07	277%

Non-GAAP operating income	$5,929	$2,284	160%	$10,164	$3,950	157%
Non-GAAP net income	$4,591	$1,591	189%	$7,781	$2,677	191%
Adjusted free cash flow	$8,149	$2,518	224%	$11,314	$4,750	138%
Non-GAAP earnings per share — diluted	$7.04	$2.32	203%	$11.90	$3.86	208%
Information about Dell Technologies’ non-GAAP financial measures is provided under “Non-GAAP Financial Measures” below. All comparisons in this press release are year over year unless otherwise noted.

Operating Segments Results

	Three Months Ended			Six Months Ended
	July 31, 2026	August 1, 2025	Change	July 31, 2026	August 1, 2025	Change

	(in millions, except percentages; unaudited)
Infrastructure Solutions Group (ISG):
Net revenue:
AI-Optimized Servers	$16,401	$8,208	100%	$32,533	$10,090	222%
Traditional Servers and Networking	10,531	4,736	122%	19,074	9,175	108%
Storage	4,850	3,856	26%	9,184	7,852	17%
Total ISG net revenue	$31,782	$16,800	89%	$60,791	$27,117	124%

Operating income:
ISG operating income	$4,781	$1,470	225%	$7,836	$2,468	218%
% of ISG net revenue	15.0%	8.8%		12.9%	9.1%
% of total reportable segment operating income	81%	65%		77%	63%

Client Solutions Group (CSG):
Net revenue:
Commercial	$13,192	$10,781	22%	$26,212	$21,827	20%
Consumer	1,842	1,722	7%	3,431	3,185	8%
Total CSG net revenue	$15,034	$12,503	20%	$29,643	$25,012	19%

Operating income:
CSG operating income	$1,142	$803	42%	$2,312	$1,456	59%
% of CSG net revenue	7.6%	6.4%		7.8%	5.8%
% of total reportable segment operating income	19%	35%		23%	37%

Conference call information
As previously announced, the company will hold a conference call to discuss its performance and financial guidance on Sept. 1 at 3:30 p.m. CST. Prior to the start of the conference call, prepared remarks and a presentation containing additional financial and operating information may be downloaded from investors.delltechnologies.com. The conference call will be presented live over the internet and can be accessed at https://investors.delltechnologies.com/news-events/upcoming-events.

For those unable to listen to the live presentation, the final remarks and presentation with additional financial and operating information will be available following the presentation, and an archived version will be available at the same location for one year.

About Dell Technologies
Dell Technologies (NYSE: DELL) helps organizations and individuals build their digital future and transform how they work, live and play. The company provides customers with the industry’s broadest and most innovative technology and services portfolio for the AI era.

Contacts
Investors: Investor_Relations@Dell.com
Media: Media.Relations@Dell.com
# # #

Copyright © 2026 Dell Inc. or its subsidiaries. All Rights Reserved. Dell Technologies, Dell, EMC and Dell EMC are trademarks of Dell Inc. or its subsidiaries. Other trademarks may be trademarks of their respective owners.

Non-GAAP Financial Measures:
This press release presents information about non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income, non-GAAP net income, non-GAAP earnings per share – diluted, free cash flow, and adjusted free cash flow, all of which are non-GAAP financial measures provided as a supplement to the results provided in accordance with generally accepted accounting principles in the United States of America (“GAAP”). A reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure is provided in the attached tables for each of the fiscal periods indicated.

Special Note on Forward-Looking Statements:
Statements in this press release that relate to future results and events are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933 and are based on Dell Technologies’ current expectations. In some cases, you can identify these statements by such forward-looking words as “anticipate,” “believe,” “confidence,” “could,” “estimate,” “expect,” “guidance,” “intend,” “may,” “objective,” “outlook,” “plan,” “project,” “possible,” “potential,” “should,” “will” and “would,” or similar words or expressions that refer to future events or outcomes.

Forward-looking statements include, among others, any statements regarding Dell Technologies’ expectations for third-quarter and full-year fiscal 2027 revenue, GAAP diluted earnings per share and non-GAAP diluted earnings per share, and for full-year fiscal 2027 AI-optimized servers revenue, as well as any other statements regarding Dell Technologies’ prospects and its future operations, financial condition, volumes, cash flows, expenses or other financial items, including management’s plans or strategies and objectives for any of the foregoing and any assumptions, expectations or beliefs underlying any of the foregoing.

Dell Technologies’ results or events in future periods could differ materially from those expressed or implied by these forward-looking statements because of risks, uncertainties, and other factors that include, but are not limited to, the following: adverse global economic conditions; competitive pressures; Dell Technologies’ ability to successfully execute its strategy; Dell Technologies’ relationships with third-party suppliers for products and components; Dell Technologies’ use of single-source or limited-source suppliers; effects on Dell Technologies’ operating performance related to demand for AI solutions; management of Dell Technologies’ AI solutions and use of AI in internal functions and operations; Dell Technologies’ ability to deliver high-quality products, software, and services and to manage solutions and products and services transitions in an effective manner; Dell Technologies’ ability to successfully implement its cost efficiency plans; security incidents, including cyber-attacks; Dell Technologies’ foreign operations and ability to generate substantial non-U.S. net revenue; Dell Technologies’ product, services, customer, and geographic sales mix, and seasonal sales trends; the performance of Dell Technologies’ sales channel partners; Dell Technologies’ ability to successfully execute on strategic initiatives including acquisitions and divestitures; access to the capital markets by Dell Technologies or its customers; weak economic conditions, changing customer mix, and the effect of additional regulation on Dell Technologies’ financial services activities; counterparty default risks; material impairment of the value of goodwill or intangible assets; the loss by Dell Technologies of any contracts for ISG services and solutions and its ability to perform such contracts at their estimated costs; loss by Dell Technologies of government contracts; Dell Technologies’ ability to develop and protect its proprietary intellectual property or obtain licenses to intellectual property developed by others on commercially reasonable and competitive terms; disruptions in Dell Technologies’ infrastructure; Dell Technologies’ ability to hedge effectively its exposure to fluctuations in foreign currency exchange rates and interest rates; adverse legislative or regulatory tax changes, expiration of tax holidays or favorable tax rate structures, or unfavorable outcomes in tax audits and other tax compliance matters; declines in fair value or impairment of portfolio investments; unfavorable results of legal proceedings; evolving and varied expectations and regulatory requirements relating to sustainability issues; the effect of global climate change and related legal, regulatory or market measures; compliance with environmental and safety laws; compliance requirements of anti-corruption laws, economic sanctions and other trade laws, human rights laws, or other laws regulating its international operations; Dell Technologies’ dependence on the services of Michael Dell and key employees; Dell Technologies’ level of indebtedness; and business and financial factors and legal restrictions affecting continuation of Dell Technologies’ quarterly cash dividend policy and dividend rate.

This list of risks, uncertainties, and other factors is not complete. Dell Technologies discusses some of these matters more fully, as well as certain risk factors that could affect Dell Technologies’ business, financial condition, results of operations, and prospects, in its reports filed with the SEC, including Dell Technologies’ annual report on Form 10-K for the fiscal year ended January 30, 2026, quarterly reports on Form 10-Q, and current reports on Form 8-K. These filings are available for review through the SEC’s website at www.sec.gov. Any or all forward-looking statements Dell Technologies makes may turn out to be wrong and can be affected by inaccurate assumptions Dell Technologies might make or by known or unknown risks, uncertainties, and other factors, including those identified in this press release. Accordingly, you should not place undue reliance on the forward-looking statements made in this press release, which speak only as of its date. Dell Technologies does not undertake to update, and expressly disclaims any duty to update, its forward-looking statements, whether as a result of circumstances or events that arise after the date they are made, new information, or otherwise.

DELL TECHNOLOGIES INC.
Condensed Consolidated Statements of Income and Related Financial Highlights
(in millions, except per share amounts and percentages; unaudited)

	Three Months Ended			Six Months Ended
	July 31, 2026	August 1, 2025	Change	July 31, 2026	August 1, 2025	Change

Net revenue:
Products	$41,112	$23,935	72%	$79,217	$41,534	91%
Services	5,859	5,841	—%	11,596	11,620	—%
Total net revenue	46,971	29,776	58%	90,813	53,154	71%
Cost of net revenue:
Products	33,990	21,044	62%	66,842	36,160	85%
Services	3,151	3,285	(4)%	6,359	6,610	(4)%
Total cost of revenue	37,141	24,329	53%	73,201	42,770	71%
Gross margin	9,830	5,447	80%	17,612	10,384	70%
Operating expenses:
Selling, general, and administrative	3,336	2,889	15%	6,479	5,853	11%
Research and development	1,109	785	41%	2,092	1,593	31%
Total operating expenses	4,445	3,674	21%	8,571	7,446	15%
Operating income	5,385	1,773	204%	9,041	2,938	208%
Interest and other, net	(254)	(333)	24%	38	(415)	109%
Income before income taxes	5,131	1,440	256%	9,079	2,523	260%
Income tax expense	998	276	262%	1,508	394	283%
Net income	$4,133	$1,164	255%	$7,571	$2,129	256%

Earnings per share:
Basic	$6.41	$1.72	273%	$11.70	$3.11	276%
Diluted	$6.34	$1.70	273%	$11.58	$3.07	277%

Weighted average shares:
Basic	645	678	(5)%	647	685	(6)%
Diluted	652	686	(5)%	654	694	(6)%

Percentage of Total Net Revenue:
Gross margin	20.9%	18.3%		19.4%	19.5%
Selling, general, and administrative	7.1%	9.7%		7.1%	11.0%
Research and development	2.4%	2.6%		2.3%	3.0%
Operating expenses	9.5%	12.3%		9.4%	14.0%
Operating income	11.5%	6.0%		10.0%	5.5%
Income before income taxes	10.9%	4.8%		10.0%	4.7%
Net income	8.8%	3.9%		8.3%	4.0%
Income tax rate	19.5%	19.2%		16.6%	15.6%

Amounts are based on underlying data and may not visually foot due to rounding.

DELL TECHNOLOGIES INC.
Condensed Consolidated Statements of Financial Position
(in millions; unaudited)

	July 31, 2026	January 30, 2026
ASSETS
Current assets:
Cash and cash equivalents	$11,569	$11,528
Accounts receivable, net of allowance of $56 and $77	22,918	17,585
Short-term financing receivables, net of allowance of $186 and $121	12,805	8,458
Inventories	21,290	10,437
Other current assets	11,965	9,594
Total current assets	80,547	57,602
Property, plant, and equipment, net	7,417	6,676
Long-term investments	2,679	1,730
Long-term financing receivables, net of allowance of $128 and $92	7,625	5,822
Goodwill	19,448	19,547
Intangible assets, net	4,347	4,533
Other non-current assets	5,330	5,376
Total assets	$127,393	$101,286

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Short-term debt	$8,481	$7,990
Accounts payable	49,723	33,630
Accrued and other	10,738	8,315
Short-term deferred revenue	14,761	13,334
Total current liabilities	83,703	63,269
Long-term debt	25,985	23,513
Long-term deferred revenue	14,957	13,596
Other non-current liabilities	4,175	3,378
Total liabilities	128,820	103,756
Shareholders’ equity (deficit):
Common stock and capital in excess of $0.01 par value	9,277	9,457
Treasury stock at cost	(20,010)	(14,533)
Retained earnings	10,065	3,325
Accumulated other comprehensive loss	(759)	(719)
Total shareholders' equity (deficit)	(1,427)	(2,470)
Total liabilities and shareholders' equity	$127,393	$101,286

DELL TECHNOLOGIES INC.
Condensed Consolidated Statements of Cash Flows
(in millions; unaudited)

	Three Months Ended		Six Months Ended
	July 31, 2026	August 1, 2025	July 31, 2026	August 1, 2025

Cash flows from operating activities:
Net income	$4,133	$1,164	$7,571	$2,129
Adjustments to reconcile net income to net cash provided by operating activities	(1,908)	1,379	(1,265)	3,210
Change in cash from operating activities	2,225	2,543	6,306	5,339
Cash flows from investing activities:
Purchases of investments	(211)	(28)	(335)	(125)
Maturities and sales of investments	89	28	90	59
Capital expenditures and capitalized software development costs	(1,239)	(675)	(2,202)	(1,243)
Divestitures of businesses and assets, net	—	—	—	533
Other	24	20	43	33
Change in cash from investing activities	(1,337)	(655)	(2,404)	(743)
Cash flows from financing activities:
Repurchases of common stock	(3,796)	(940)	(5,424)	(2,920)
Repurchases of common stock for employee tax withholdings	(18)	(5)	(555)	(357)
Payments of dividends and dividend equivalents	(405)	(366)	(869)	(762)
Proceeds from debt	4,386	962	6,851	7,270
Repayments of debt	(1,017)	(1,114)	(3,805)	(3,424)
Debt-related costs and other, net	(32)	(2)	(34)	(35)
Change in cash from financing activities	(882)	(1,465)	(3,836)	(228)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(22)	15	(35)	104
Change in cash, cash equivalents, and restricted cash	(16)	438	31	4,472
Cash, cash equivalents, and restricted cash at beginning of the period	11,753	7,853	11,706	3,819
Cash, cash equivalents, and restricted cash at end of the period	$11,737	$8,291	$11,737	$8,291

DELL TECHNOLOGIES INC.
Segment Information
(in millions, except percentages; unaudited; continued on next page)

	Three Months Ended			Six Months Ended
	July 31, 2026	August 1, 2025	Change	July 31, 2026	August 1, 2025	Change

Infrastructure Solutions Group (ISG):
Net revenue:
AI-Optimized Servers	$16,401	$8,208	100%	$32,533	$10,090	222%
Traditional Servers and Networking	10,531	4,736	122%	19,074	9,175	108%
Storage	4,850	3,856	26%	9,184	7,852	17%
Total ISG net revenue	$31,782	$16,800	89%	$60,791	$27,117	124%

Operating income:
ISG operating income	$4,781	$1,470	225%	$7,836	$2,468	218%
% of ISG net revenue	15.0%	8.8%		12.9%	9.1%
% of total reportable segment operating income	81%	65%		77%	63%

Client Solutions Group (CSG):
Net revenue:
Commercial	$13,192	$10,781	22%	$26,212	$21,827	20%
Consumer	1,842	1,722	7%	3,431	3,185	8%
Total CSG net revenue	$15,034	$12,503	20%	$29,643	$25,012	19%

Operating income:
CSG operating income	$1,142	$803	42%	$2,312	$1,456	59%
% of CSG net revenue	7.6%	6.4%		7.8%	5.8%
% of total reportable segment operating income	19%	35%		23%	37%

Amounts are based on underlying data and may not visually foot due to rounding.

DELL TECHNOLOGIES INC.
Segment Information
(in millions; unaudited; continued)

	Three Months Ended		Six Months Ended
	July 31, 2026	August 1, 2025	July 31, 2026	August 1, 2025

Reconciliation to consolidated net revenue:
Reportable segment net revenue	$46,816	$29,303	$90,434	$52,129
Corporate and other (a)	155	473	379	1,025
Total consolidated net revenue	$46,971	$29,776	$90,813	$53,154

Reconciliation to consolidated operating income:
Reportable segment operating income (b)	$5,923	$2,273	$10,148	$3,924
Corporate and other (a)	6	11	16	26
Amortization of intangibles (c)	(96)	(125)	(193)	(251)
Stock-based compensation expense (d)	(184)	(179)	(373)	(369)
Other corporate expenses (e)	(264)	(207)	(557)	(392)
Total consolidated operating income (f)	$5,385	$1,773	$9,041	$2,938
_________________
(a)Corporate and other includes VMware Resale and other items that are managed at the corporate level and are not allocated to reportable segments.
(b)Depreciation expense directly attributable to each reportable segment is included in the operating results of each segment. However, the Chief Operating Decision Maker does not evaluate depreciation expense by operating segment, and therefore such expense is not separately presented.
(c)Amortization of intangibles includes non-cash purchase accounting adjustments that are primarily related to the EMC merger transaction completed in September 2016.
(d)Stock-based compensation expense consists of equity awards granted based on the estimated fair value of those awards at grant date.
(e)Other corporate expenses includes severance expenses, payroll taxes associated with stock-based compensation, incentive charges related to equity investments, transaction-related expenses, and impairment charges.
(f)Income and expenses within Interest and other, net, is not allocated to the reportable segments. Therefore, the company only reports reportable segment operating income.

SUPPLEMENTAL SELECTED NON-GAAP FINANCIAL MEASURES

These tables present information about the company’s non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income, non-GAAP net income, non-GAAP earnings per share - diluted, free cash flow and adjusted free cash flow, all of which are non-GAAP financial measures provided as a supplement to the results provided in accordance with generally accepted accounting principles in the United States of America (“GAAP”). A detailed discussion of Dell Technologies’ reasons for including certain of these non-GAAP financial measures, the limitations associated with these measures, the items excluded from these measures, and the company’s reason for excluding those items are presented in “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Non-GAAP Financial Measures” in the company’s periodic reports filed with the SEC. Dell Technologies encourages investors to review the non-GAAP discussion in these reports in conjunction with the presentation of non-GAAP financial measures.

DELL TECHNOLOGIES INC.
Selected Financial Measures
(in millions, except per share amounts and percentages; unaudited)

	Three Months Ended			Six Months Ended
	July 31, 2026	August 1, 2025	Change	July 31, 2026	August 1, 2025	Change

Net revenue	$46,971	$29,776	58%	$90,813	$53,154	71%
Non-GAAP gross margin	$9,929	$5,572	78%	$17,876	$10,629	68%
% of net revenue	21.1%	18.7%		19.7%	20.0%
Non-GAAP operating expenses	$4,000	$3,288	22%	$7,712	$6,679	15%
% of net revenue	8.5%	11.0%		8.5%	12.6%
Non-GAAP operating income	$5,929	$2,284	160%	$10,164	$3,950	157%
% of net revenue	12.6%	7.7%		11.2%	7.4%
Non-GAAP net income	$4,591	$1,591	189%	$7,781	$2,677	191%
% of net revenue	9.8%	5.3%		8.6%	5.0%
Non-GAAP earnings per share — diluted	$7.04	$2.32	203%	$11.90	$3.86	208%

Amounts are based on underlying data and may not visually foot due to rounding.

DELL TECHNOLOGIES INC.
Reconciliation of Selected Non-GAAP Financial Measures
(in millions, except percentages; unaudited; continued on next page)

	Three Months Ended			Six Months Ended
	July 31, 2026	August 1, 2025	Change	July 31, 2026	August 1, 2025	Change

Gross margin	$9,830	$5,447	80%	$17,612	$10,384	70%
Non-GAAP adjustments:
Amortization of intangibles	31	39		57	80
Stock-based compensation expense	43	37		87	76
Other corporate expenses	25	49		120	89
Non-GAAP gross margin	$9,929	$5,572	78%	$17,876	$10,629	68%

Operating expenses	$4,445	$3,674	21%	$8,571	$7,446	15%
Non-GAAP adjustments:
Amortization of intangibles	(65)	(86)		(136)	(171)
Stock-based compensation expense	(141)	(142)		(286)	(293)
Other corporate expenses	(239)	(158)		(437)	(303)
Non-GAAP operating expenses	$4,000	$3,288	22%	$7,712	$6,679	15%

Operating income	$5,385	$1,773	204%	$9,041	$2,938	208%
Non-GAAP adjustments:
Amortization of intangibles	96	125		193	251
Stock-based compensation expense	184	179		373	369
Other corporate expenses	264	207		557	392
Non-GAAP operating income	$5,929	$2,284	160%	$10,164	$3,950	157%

Net income	$4,133	$1,164	255%	$7,571	$2,129	256%
Non-GAAP adjustments:
Amortization of intangibles	96	125		193	251
Stock-based compensation expense	184	179		373	369
Other corporate expenses	260	200		548	142
Fair value adjustments on equity investments	(73)	(4)		(704)	(21)
Aggregate adjustment for income taxes (a)	(9)	(73)		(200)	(193)
Non-GAAP net income	$4,591	$1,591	189%	$7,781	$2,677	191%
____________________
(a)The company’s non-GAAP income tax is calculated using a fixed estimated annual tax rate.

DELL TECHNOLOGIES INC.
Reconciliation of Selected Non-GAAP Financial Measures
(unaudited; continued)

	Three Months Ended			Six Months Ended
	July 31, 2026	August 1, 2025	Change	July 31, 2026	August 1, 2025	Change

Earnings per share — diluted	$6.34	$1.70	273%	$11.58	$3.07	277%
Non-GAAP adjustments:
Amortization of intangibles	0.15	0.19		0.29	0.36
Stock-based compensation expense	0.28	0.26		0.57	0.53
Other corporate expenses	0.39	0.29		0.84	0.21
Fair value adjustments on equity investments	(0.11)	(0.01)		(1.08)	(0.03)
Aggregate adjustment for income taxes (a)	(0.01)	(0.11)		(0.30)	(0.28)
Non-GAAP earnings per share — diluted	$7.04	$2.32	203%	$11.90	$3.86	208%
____________________
(a)The company’s non-GAAP income tax is calculated using a fixed estimated annual tax rate.

DELL TECHNOLOGIES INC.
Reconciliation of Selected Non-GAAP Financial Measures
(in millions, except percentages; unaudited; continued)

	Three Months Ended			Six Months Ended
	July 31, 2026	August 1, 2025	Change	July 31, 2026	August 1, 2025	Change

Cash flow from operations	$2,225	$2,543	(13)%	$6,306	$5,339	18%
Non-GAAP adjustments:
Capital expenditures and capitalized software development costs, net (a)	(1,239)	(675)		(2,202)	(1,243)
Free cash flow	$986	$1,868	(47)%	$4,104	$4,096	—%

Free cash flow	$986	$1,868	(47)%	$4,104	$4,096	—%
Non-GAAP adjustments:
Financing receivables (b)	6,667	592		6,404	569
Equipment under operating leases (c)	496	58		806	85
Adjusted free cash flow	$8,149	$2,518	224%	$11,314	$4,750	138%
____________________
(a)Capital expenditures and capitalized software development costs, net includes proceeds from sales of facilities, land, and other assets.
(b)Financing receivables represent the operating cash flow impact from the change in financing receivables.
(c)Equipment under operating leases represents the net impact of capital expenditures and depreciation expense for leases and contractually embedded leases identified within flexible consumption arrangements.

DELL TECHNOLOGIES INC.
Reconciliation of Non-GAAP Financial Measures in Summary Guidance
(unaudited)

	Three Months Ending	Fiscal Year Ending
	October 30, 2026	January 29, 2027
		Previous	Updated

Earnings per share — diluted	$6.10	$17.31	$24.37

Non-GAAP adjustments:
Amortization of intangibles (a)	0.15	0.59	0.60
Stock-based compensation	0.29	1.16	1.16
Other corporate expenses (b)	—	0.45	0.84
Fair value adjustments on equity investments (c)	—	(0.97)	(1.08)
Aggregate adjustment for income taxes (d)	(0.04)	(0.64)	(0.39)
Non-GAAP earnings per share — diluted	$6.50	$17.90	$25.50
____________________
(a)Amortization of intangibles represents an estimate for acquisitions completed as of July 31, 2026 and does not include estimates for potential acquisitions, if any, during fiscal 2027.
(b)Consists primarily of severance expenses, payroll taxes associated with stock-based compensation, transaction-related expenses, impairment charges, and incentive charges related to equity investments. No estimate is included for severance expense as such expense cannot be reasonably estimated at this time.
(c)No estimates are included for potential fair value adjustments on strategic investments given the potential volatility of either gains or losses on those equity investments.
(d)The fiscal 2027 aggregate adjustment to reconcile non-GAAP income tax expense to GAAP income tax expense is approximately $0.3 billion. The aggregate adjustment for income taxes is the estimated combined income tax effect for the adjustments shown above as well as an adjustment for discrete tax items. The company’s non-GAAP income tax is calculated using a fixed estimated annual tax rate.